                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14A OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X ] Filed by party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy statement     [ ] Confidential for use of the Commission
[ ] Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
     Rule 14a-11 (c) or Rule 14a-12


                 The Lake Forest Funds, an Ohio Business Trust
                    The Lake Forest Core Equity Fund series
                    The Lake Forest Money Market Fund series
                             One Westminster Place
                        Lake Forest, Illinois 60045-1821
                                (1-888-592-7722)

                (Name of Registrant as Specified In Its Charter)

No filing fee required.





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


                 The Lake Forest Funds, an Ohio Business Trust
                        The Lake Forest Core Equity Fund
                       The Lake Forest Money Market Fund
                             One Westminster Place
                        Lake Forest, Illinois 60045-1821
                                (1-888-295-5707)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 1997


 Enclosed are your Proxy Statement and Proxy for the special meeting (the "Special Meeting") of the shareholders of The Lake Forest Core Equity Fund and The Lake Forest Money Market Fund (collectively, the "Funds") to be held at The Lake Forest Funds offices, One Westminster Place, Lake Forest, IL 60045-1821 on Monday, June 9, 1997 at 10:00 a.m., Central Standard Time for the following purposes and to transact such other business as may properly come before the Special Meeting or any adjournment thereof:

 1. To consider approval of an Amended Management Agreement with Boberski & Company in order to increase the management fee for the Core Equity Fund and to provide that certain user fees may be charged to individual shareholders of both Funds (the "Proposed Amended Management Agreement") (Item 1 in the Proxy Statement);

 2. To consider the election of Gary M. Patyk as a Trustee for The Lake Forest Funds (the "Trust") (Item 2 in the Proxy Statement).

 These proposals are described in the attached Proxy Statement, which should be read carefully. Only shareholders of record on May 15, 1997 will be entitled to vote at the Special Meeting.

                      BY ORDER OF THE BOARD OF TRUSTEES

                      Irving V. Boberski

                      Secretary

MAY 15, 1997

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 15, 1997 ARE ENTITLED TO VOTE AT THE SPECIAL MEETING. WHILE WE WOULD LIKE VERY MUCH TO HAVE EACH OF YOU AT THE SPECIAL MEETING, WE REALIZE THIS MAY NOT BE POSSIBLE. HOWEVER, WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

TO SECURE REPRESENTATION OF THE MOST SHARES POSSIBLE AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PREFERENCES, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE SPECIAL MEETING OR VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.


                             The Lake Forest Funds
                        The Lake Forest Core Equity Fund
                       The Lake Forest Money Market Fund
                             One Westminster Place
                        Lake Forest, Illinois 60045-1821
                                (1-888-295-5707)

                     _____________________________________

                                PROXY STATEMENT
                                  May 15, 1997

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Lake Forest Funds, to be used at the Special Meeting of the shareholders of the Lake Forest Core Equity Fund and the Lake Forest Money Market Fund (the "Funds") which will be held at One Westminster Place, Lake Forest, Illinois 60045-1821 on Monday, June 9, 1997 at 10:00 a.m. Central Standard Time and at any adjournment thereof for the purposes set forth in the accompanying Notice.

 This Proxy Statement and the accompanying Proxy are first being sent to shareholders of The Lake Forest Funds on or about May 22, 1997. The expenses of preparing, printing and mailing the Notice, Proxy Statement and Proxy and soliciting proxies and holding the Special Meeting will be born by Boberski & Company, not the Funds.

 Proxies are solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers of the Lake Forest Funds and by officers and employees of Boberski & Company (sometimes referred to as "Manager"). In addition, any agent appointed by the Manager may assist in soliciting proxies for the meeting and will be paid a fee for such assistance plus out-of-pocket expenses (any such fees or expenses will be paid by Boberski & Company, not the Funds). A Proxy which has been executed and returned may be revoked by any shareholder prior to the voting of the Proxy on any matter. Proxies may be revoked by voting in person at the Special Meeting or by writing to the Secretary of the Lake Forest Funds at One Westminster Place, Lake
Forest, Illinois   60045-1821 at any time before the Special Meeting.

 Shares represented by Proxies that are executed and returned will be voted on all matters presented at the Special Meeting in accordance with the instructions contained therein. In the absence of any instructions, such shares will be voted for the approval of the Proposed Amended Management Agreement and for the election of the Trustee, Gary M. Patyk. If a broker indicates on a proxy that, as to certain shares, it does not have discretionary authority to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter. Abstentions will be treated as present for quorum purposes but as not voted for purposes of determining the approval of any matter submitted. Any adjournment will be determined in a manner consistent with the shareholder votes on the foregoing proposals.

 As of the date of this Proxy Statement, The Lake Forest Funds know of no other matters to be brought before the Special Meeting. If however, other matters are properly presented for consideration, Proxies not otherwise limited will be voted in accordance with the judgment of the persons named in the Proxy, acting pursuant to the discretionary authority contained therein.

 Shareholders of record at the close of business on May 15, 1997 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof.
Each Fund has only one class of stock. The holders of a majority of the votes eligible to be cast at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders will be entitled to one vote for each share and a fractional vote for each fractional share held. As of the Record Date, there were outstanding ________________shares of The Lake Forest Core Equity Fund and ____________ shares of The Lake Forest Money Market Fund. The Funds will vote separately on Proposal 1 and together on Proposal 2.

ITEM 1: CONSIDERATION OF AMENDED MANAGEMENT AGREEMENT

 Proposal 1 asks shareholders of each Fund to approve an Amended Management Agreement with Boberski & Company. A detailed discussion of the proposed amendments are discussed below under the heading "Effect of the Proposed Amended Management Agreement on each of the Funds."

 Boberski & Company presently serves as manager (the "Manager") and investment adviser for each of the Lake Forest Core Equity Fund and the Lake Forest Money Market Fund pursuant to a Management Agreement, as amended March 1, 1996 (the "Existing Management Agreement"). Irving Boberski is President, Treasurer and Secretary of the Manager. The Manager is 100% owned by the Boberski Family Trust of which Irving is the sole trustee.

 A majority of the Trustees of the Trust, including a majority of the Trustees (the "Independent Trustees") who are not interested persons of the Funds or the Trust, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), last renewed the Existing Management Agreement on December 19, 1996. Proposal 1 asks the shareholders of the Core Equity Fund and the Money Market Fund to approve the Proposed Amended Management Agreement with Boberski & Company.

 The Proposed Amended Management Agreement was approved with respect to each Fund by the Board (including a majority of the Independent Trustees) at a special meeting of the Board held on May 6, 1997. Ratification of the Proposed Amended Management Agreement is subject to the affirmative vote of the holders of the lesser of: (i) 67% or more of the shares of each Fund present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares of each Fund entitled to vote are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of each Fund entitled to vote at the Special Meeting. Each of the Funds will vote separately on this proposal. In the event that the Proposed Management Agreement is not approved as to either Fund, the Existing Management Agreement will continue until December 31, 1997 and the Trustees will take such action as they deem advisable under the circumstances.

 If approved by the requisite shareholder vote for each respective Fund, the Proposed Amended Management Agreement will be executed and become effective on July 1, 1997. The Proposed Amended Management Agreement provides that it will continue in effect for an initial term of two years from July 1, 1997, and thereafter from year to year so long as its continuance is approved at least annually (i) by the Trustees of the Fund or by a majority vote of shareholders of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for that purpose. The Proposed Amended Management Agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by a majority vote of shareholders of the Trust on sixty days' written notice to Boberski & Company and shall automatically terminate in the event of its assignment.

                         EFFECT OF THE PROPOSED AMENDED
                   MANAGEMENT AGREEMENT ON EACH OF THE FUNDS

 There are three items that are being changed from the Existing Management Agreement to the Proposed Amended Management Agreement which are discussed in detail below. These changes are (i) an increase in the Management Fee of the Core Equity Fund, (ii) the addition of certain user fees to both Funds and
(iii) the addition of a minimum balance fee to both Funds. Other than these changes and the change in the effective date, there are no other changes being made to the Existing Management Agreement. Exhibit A contains the text of the Proposed Amended Management Agreement which has been marked to reflect the changes discussed herein.

Core Equity Fund - Increase in Management Fee

 The Proposed Amended Management Agreement provides for an increase in the management and advisory fee payable to Boberski & Company for the services it provides to the Core Equity Fund from 1.00% of average annual net assets to 1.25% of average annual net assets. All of the Core Equity Fund's operating expenses are paid by the Manager out of the Management Fee it receives from the Fund. Therefore, the only effect on the Fund's expense ratio will be equal to the 0.25% increase in the amount of the Management Fee.

 During the fiscal year ended February 28, 1997, the Manager received $16,291 in Management Fees from the Core Equity Fund. Had the increased fee been in effect during that year, the Manager would have received $20,489 in fees from the Fund.

 In connection with the approval of the increase in fees, the Independent Trustees, acting as a committee of the Board of Trustees (the "Committee"), received information from Boberski & Company for the use of the Committee in reviewing the proposed management fee arrangement. The Committee reviewed the proposed advisory fee arrangement for the Core Equity Fund at a meeting held on March 21, 1997. At that meeting, the Independent Trustees requested that Boberski & Company provide certain additional information with respect to the proposal and also requested that an additional meeting of the Committee be held to consider the proposed increase in the management fee for the Core Equity Fund. An additional meeting was held on May 6, 1997.

 The Committee reviewed a variety of information relating to the nature, quality and scope of the services provided by the Manager and the reasonableness of the proposed increase in management fees for the Core Equity Fund. Among other things, the Committee considered the following: the performance of each Fund relative to the performance of other funds with comparable objectives and policies as well as relative to standardized indices; the fees charged by other managers of mutual funds with comparable objectives and policies for comparable services and the total expense ratios of such funds; the profitability of the Manager's relationship with the Funds; anticipated enhancements in the services to be provided by the Manager to the Funds and the costs associated with providing such services; and other organizational information relating to the Manager, its advisory personnel and its investment processes.

 The Committee determined that Boberski & Company has provided quality services with respect to each of the Funds. In particular, over several time periods, The Lake Forest Money Market Fund has been ranked by Lipper Analytical Services, Inc. ("Lipper"), an independent organization that ranks mutual funds, as the best performing government money market fund in the United States. For the fiscal year ended February 28, 1997, the Lake Forest Core Equity Fund was ranked in the upper 20% of all domestic funds with similar investment objectives by Micropal Data, Inc., an independent organization that ranks mutual funds. The Core Equity Fund had an aggregate total return of 20.65% for the fiscal year February 28, 1997. This compares to a return of 23.48% for the Standard & Poors' 500 Composite Stock Price Index and 21.78% for the Lipper Growth and Income Fund Index for the same time period.

 The Committee examined the total expense ratio of the Core Equity Fund against comparable mutual funds under both the Existing and Proposed Amended Management Agreements. The Committee noted that the proposed increase in the management fee would result in an expense ratio for the Core Equity Fund that is still 19 basis points below the median of comparable funds in fiscal year 1997.

 The Committee also reviewed profitability information prepared by Boberski & Company based on its internal cost allocations. In considering the profitability information, the Committee also considered the various indirect benefits to the Manager from its relationship to the Funds, including the "soft dollar" research received by from brokers in connection with portfolio transactions. The Committee also considered the other potential opportunities available to key management personnel of the Manager and concluded the proposed increase in management fee was necessary to maintain the viability of the relationship between the Manager and the Funds.

Both Funds - Addition of User Fees and Minimum Balance Fee
----------------------------------------------------------

User Fees
---------

 Under the Existing Management Agreement, the Manager pays all of the fees and expenses charged to the Funds by the transfer agent and custodian. These include fees charged when shareholders (i) request wire transfers of funds;
(ii) exchange shares from one Fund to another; and (iii) present a check to the Funds that cannot be collected (herein referred to as "user fees"). Currently, the fees are $15.00 for each wire transfer, $5.00 for each exchange and $20.00 for returned checks. These fees are based on the current fee schedules for the transfer agent and/or the custodian and may be changed.

 The Proposed Amended Management Agreement provides that, instead of being charged to the Funds and paid by the Manager, these fees may be charged directly to the shareholders who cause the charges. This change will not effect the expense ratio of either Fund. Any fees charged will be paid directly to the custodian or transfer agent and not the Manager. The addition of these fees will result in a minor increase in the Manager's compensation because it reduces the amount of expenses that the Manager currently bears under the Existing Management Agreement. The Manager may waive these fees as disclosed in the prospectus from time to time. In the event that such fees are waived for particular shareholders, the Manager, and not the Funds, will pay them.

 The Board of Trustees determined that charging such expenses directly to the shareholders who incur them is fair and reasonable in light of the comparatively low expense ratio of the Funds and the fact that many other mutual funds charge such expenses to shareholders.

Minimum Balance Charge
----------------------

 The prospectus provides that the minimum balance for accounts in either Fund is $2,500. If an account falls below such minimum, the Fund has the right to redeem such account after providing notice to the shareholder and providing an opportunity to increase the account. Under the Proposed Amended Management Agreement, in addition to the involuntary redemption provision, the Manager may charge a fee to shareholders who do not maintain the minimum required balance. Currently, the Manager intends to charge such a fee only if the balance falls below the minimum as a result of shareholder redemptions rather than performance of the Funds. The Board of Trustees has set the current fee at $5.00 for each month that the account remains below the minimum required balance. As with involuntary redemption, shareholders will be given notice and an opportunity to increase the account before any fee is assessed.

 The Board of Trustees agreed that it is fair and reasonable to allow the Manager to charge individual shareholders a small monthly fee for maintaining an account below the minimum required balance. The Trustees found that in order for the Manager to maintain the low fees that are currently charged to the Funds, each account must be at or above the minimum required balance to cover the fixed costs associated with each account.

 Any minimum balance fee collected from shareholders will be paid to the Manager and therefore will increase the Manager's compensation. The amount of the Manager's increased compensation, if any, cannot be determined because it will depend on how many accounts fall below the minimum required amount and how long they remain below such minimum. The Board anticipates that the imposition of the minimum balance fee will discourage shareholders from maintaining small accounts. Therefore, the Board and the Manager do not anticipate that such amount will be material.

DESCRIPTION OF THE PROPOSED AMENDED MANAGEMENT AGREEMENT

 The form of the Proposed Amended Management Agreement for the Funds is attached hereto as Exhibit A. For your convenience, Exhibit A has been marked to reflect changes from the Existing Management Agreement. The discussion of the Proposed Amended Management Agreement in this Proxy Statement is qualified in its entirety by reference to the text of the Agreement as set forth in that exhibit.

 The Proposed Amended Management Agreement provides that Boberski & Company shall manage the investment and reinvestment of the assets of each Fund consistent with the respective series' investment objectives, policies, and restrictions subject to the supervision and control of the Board of Trustees of The Lake Forest Funds. The Agreement also provides that the Manager shall furnish to the Funds or pay all operating expenses of the Trust, including:

 Compensation and expenses of any and all of the Trustees, officers and employees of the Trust and any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space, facilities and equipment; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Trust; clerical expenses of issue, sale, redemptions or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the costs of preparing and printing prospectuses and statements of additional information for delivery to the Trust's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Trust's shares; and all other operating expenses not specifically assumed by the Trust.

 Notwithstanding the above, the Manager may instruct the custodian and/or transfer agent to charge individual shareholder accounts for certain services such as wire transfers, exchanges and returned check fees. In addition, the Manager may charge individual shareholders a fee for maintaining an account balance below the minimum balance set for the Funds by the Board of Trustees from time to time. However, the amount of such minimum balance fees must be approved by the Board of Trustees. All such individual account fees may be charged or waived by the Manager as set forth in the current prospectus for each Fund.

 The Agreement also provides that the Manager, its shareholders, officers, employees, agents, control persons, or affiliates or any thereof shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

 THE EFFECT OF PROPOSAL 1 IS THAT EACH FUND WOULD CONTINUE TO OPERATE UNDER ARRANGEMENTS SUBSTANTIALLY IDENTICAL TO THOSE THAT ARE CURRENTLY IN EFFECT EXCEPT FOR THE CHANGE IN THE INVESTMENT MANAGEMENT FEE PAID BY THE CORE EQUITY FUND DESCRIBED ABOVE, THE NEW USER FEES, AND THE CHANGE IN THE DATES OF TERMINATION AND EFFECTIVENESS OF THE MANAGEMENT AGREEMENT.

                  THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF
                   THE PROPOSED AMENDED MANAGEMENT AGREEMENT


OWNERSHIP AND MANAGEMENT OF BOBERSKI & COMPANY AND RELATED MATTERS:

 Boberski & Company is an Illinois Corporation organized on November 14, 1966. The Boberski Family Trust owns 100% of Boberski & Company. Irving Boberski is the sole trustee of the Boberski Family Trust and serves as the Manager's President, Treasurer, Secretary and sole director. The Manager's principal place of business is One Westminster Place, Lake Forest, IL 60045-1821.

 The Boberski Family Trust is owns 100% of Boberski Capital Markets, Inc., a commodity trading adviser engaged in institutional hedging and arbitrage which was organized in 1981. Irving Boberski is the president of Boberski Capital Markets. No other investment company portfolios are managed or advised by Boberski & Company.

 Irving Boberski is the President and Treasurer of the Trust. There are no other officers of Trust who are also employees of the Manager.

 As of April 30, 1997, Margaret Henahan, 1315 Elmwood Avenue, Wilmette, Illinois 60091 beneficially owned 5.35% of the outstanding shares of the Lake
Forest Core Equity Fund.   No other person beneficially owned 5% or more of the
Core Equity Fund as of such date.

 As of April 30, 1997, the following people owned 5% or more of the outstanding shares of the Lake Forest Money Market Fund:

Sherwin-Williams Credit Union, Raymond Santare - President, 16230 Prince Drive, South Holland, IL 60473 - 40.466%; Thomas L. Tabern, 1247 High Point Lane, Northbrook, IL 60062 - 10.137%; Stephen W. Bolander and John W. Brunner Trustees for Eric Bolander Construction Co. Inc. Employer's Profit Sharing Trust, 625 W. Winchester Road, Libertyville, IL 60048 - 7.641%; Robert L. Pasquesi as Trustee for Pasquesi Sheppard LLC Profit Sharing Trust, 585 Bank La., Lake Forest, IL 60045 - 5.974%; Lynn A. Boberski, One Westminster Place, Lake Forest, IL 60045 - 5.298%.

ITEM 2.  ELECTION OF TRUSTEE

 There are currently four trustees of The Lake Forest Funds, all of whom will serve until their respective successors are elected and qualify or until a trustee's earlier death, resignation, retirement or removal. Because the Funds do not have annual meetings, Trustees serve for an indefinite period.

 At this Meeting, shareholders are being asked to vote on the election of Gary
M. Patyk to the Board of Trustees. Mr. Patyk has been serving in the capacity of Trustee since April 16, 1996 when the Board, pursuant to its powers under the Trust Agreement dated November 24, 1994, elected Mr. Patyk to fill the vacancy created by Mr. George M. Schellgell's resignation on April 15, 1996. All other trustees were elected by the initial shareholder of the Trust, whereas Mr. Patyk has not been elected by the shareholders.

 Trustees are elected by a plurality of votes cast at the Special Meeting. The Funds will vote together on this proposal.

TRUSTEES AND OFFICERS

 The following table sets forth certain information as to each of the Trustees of the Funds.


       Name, Date of Birth and                                     Shares Owned               % of Fund
Business Experience for last 5 Years                              as of April 30,             1997 Owned
------------------------------------                              ---------------             ----------
Irving V. Boberski, 01/22/39                                        LFCEF 1,551                 1.079%
Founder and President of Boberski & Company;                        LFMMF 36,869                0.678%
Founder and President of Boberski Capital Markets, Inc.,
President, CEO, and Chairman of the Board of
Avondale Federal Savings Bank.  Economist and adviser
various business organizations, industry trade groups,
government agencies and philanthropic organizations.

Robert E. Alfe, 10/29/38,                                           LFCEF  1,287                0.895%
an architect and builder, and President of Alfe Development         LFMMF  0                    0
Corporation, a real estate development company.

Philip M. Hackbarth, 5/11/34,                                       LFCEF  0                    0
an attorney in private practice.                                    LFMMF  140,112              2.576%

Trustees being considered for election:

Gary M. Patyk,  03/04/39,                                           LFCEF  146                  0.102%
a consultant with Transworld Systems, Inc.,                         LFMMF  0
an accounts receivable recovery firm, since 1995.
From 1990 to 1995, he was a consultant with Trend Consulting, a general business consulting firm.

 As of April 30, 1997, the Fund's Trustees and officers as a group were deemed to beneficially own; (i) 2,984 shares of the Lake Forest Core Equity Fund constituting approximately 2.07% of such Fund; and (ii) 176,980 shares of the Lake Forest Money Market Fund, constituting approximately 3.25% of such Fund.

                      OTHER INFORMATION REGARDING TRUSTEES

Trustee's Compensation Schedule

 During the fiscal year ended February 28, 1997, the compensation paid to the Trustees is set forth in the following table:

                                                              Pension or
                                                              Retirement                          Total Compensation
                                         Aggregate         Benefits Accrued    Estimated Annual    From Trust (the
                                       Compensation        As Part of Trust     Benefits Upon      Trust is not in a
                 Name                  From Trust*             Expenses          Retirement         Fund Complex)*
                 ----                  -----------         ----------------    ------------       ------------------
 Robert E. Alfe                             $1,500                 0                  0                 $1,500

 Irving V. Boberski                            0                   0                  0                    0

 Philip M. Hackbarth                        $1,500                 0                  0                 $1,500

 Gary M. Patyk                              $1,500                 0                  0                  1,500

*    Under the Management Agreement the Adviser pays these fees.

 During the last fiscal year, the Board of Trustees held four meetings. Philip Hackbarth attended two of these meetings which is less than 75%. The selection and nomination of Trustees is the responsibility of the Independent Trustees. The Board does not have a compensation committee.

MISCELLANEOUS

Shareholder meetings
--------------------

 The Fund is not required to hold annual shareholder meetings but does hold special meetings as required or deemed desirable. Since regular meetings of shareholders are not held, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Fund within a reasonable time prior to the date proxy statements are mailed to shareholders. Submission of a proposal, however, does not guarantee its inclusion for consideration at a meeting since certain requirements under the federal securities law apply.

Other matters
-------------

 The Board knows of no matters which are to be brought before the 1997 Special Meeting other than as set forth above. However, if any other matters properly come before the 1997 Special Meeting, the persons named in the enclosed form of proxy intend to vote such proxy with their best judgment on such matters.

Shareholder Report
------------------

 A copy of the Annual Report for the fiscal year ended February 28, 1997 was mailed to all shareholders prior to April 30, 1997. A shareholder may, without charge, receive a copy of the Annual Report by calling toll free American Data Services, Inc. (1-800-592-7722 ) or the Lake Forest Funds (1-888-295-5707).

                                   EXHIBIT A

                          AMENDED MANAGEMENT AGREEMENT

TO: Boberski & Company
    One Westminster Place
    Lake Forest, Illinois  60045-1821

Dear Sirs:

 The Lake Forest Funds (the "Trust") herewith confirms our agreement with you.

 The Trust has been organized to engage in the business of an investment company. The Trust currently offers two series of shares to investors: the Lake Forest Core Equity Fund series and the Lake Forest Money Market Fund series (the "Funds"). The Trust's Board of Trustees (the "Board") is authorized from time to time, as it deems necessary or desirable, to establish and designate additional series of shares.

 You have been selected to act as the sole investment adviser of the Trust and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

 1. ADVISORY SERVICES

  You will regularly provide the Trust with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for each of the Trust's series consistent with the respective series' investment objectives and policies. You will determine the securities to be purchased for each series of the Trust, the portfolio securities to be held or sold by each series of the Trust and the portion of each series' assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

 2. ALLOCATION OF CHARGES AND EXPENSES


  You except as provided herein, you will pay all operating expenses of the Trust, including the compensation and expenses of any trustees, officers and employees of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Trust; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Trust's shares; and all other operating expenses not specifically assumed by the Trust.



  Notwithstanding the above, you may instruct the custodian and/or the transfer agent to charge individual shareholder accounts for certain services such as wire transfers, exchanges, bad checks, location of shareholders without a current address and fees for closing accounts so long as the fees charged to shareholders are no more than the custodian's or transfer agent's current fee schedule for such services. In addition, you may charge individual shareholders a fee for maintaining an account balance below the minimum balance set for the Funds from time to time by the Board of Trustees and disclosed in the current prospectus. However, the amount of such minimum balance fees must be approved by the Board of Trustees. You may charge or waive all such individual account fees as set forth in the current prospectus for the Funds.


  The Trust will pay all brokerage fees and commissions, taxes, interest, expenses incurred by the Trust in connection with the organization and initial registration of shares of any series of the Trust, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from the Trust, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Trust is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

 3. COMPENSATION OF THE ADVISER
    ---------------------------


  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Lake Forest Money Market Fund will pay you a fee at the annual rate of 0.50% of the average value of its daily net assets and the Lake Forest Core Equity Fund will pay you a fee at the annual rate of 1.25% of the average value of its daily net assets.


  Your compensation with respect to each additional series of the Trust established after the date of this Agreement shall be one of the fees described above unless the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act of 1940 of you or the Trust, determines otherwise. If the Board of Trustees adopts a different fee arrangement for an additional series, the fee arrangement shall be approved pursuant to the provisions of Section 15 of the Investment Company Act of 1940.

  The average value of the daily net assets of a series shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of a series is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the series as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the series' net assets may lawfully be determined, on that day. If the determination of the net asset value of a series has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the series as last determined (whether during or prior to such month).

 4. EXECUTION OF PURCHASE AND SALE ORDERS
    -------------------------------------

  In connection with purchases or sales of portfolio securities for the account of each series of the Trust, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the series the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Trust portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Trust and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Trust.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

  Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you or any of your affiliates may retain compensation in connection with effecting the Trust's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Trust, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Trust pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

 5. LIMITATION OF LIABILITY OF ADVISER
    ----------------------------------

  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

  Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

 6. DURATION AND TERMINATION OF THIS AGREEMENT
    ------------------------------------------


  This Agreement shall take effect on the JULY 1, 1997 and shall remain in force for a period of two (2) years from the date of its execution, with respect to each of the Trust's series, and, with respect to any additional series registered after the such date, until the next anniversary date of the Agreement following the date on which such series becomes effectively registered for sale in a public offering, and from year to year thereafter as to each series of the Trust's shares, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of such series, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.


  If the shareholders of any series of the Trust's shares fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the series for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Trust to you for your services to and payments on behalf of the series will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

  This Agreement may, on sixty days written notice, be terminated with respect to a series at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the series or by you. This Agreement shall automatically terminate in the event of its assignment.

 7. USE OF NAME
    -----------

  The Trust and you acknowledge that all rights to the name "Lake Forest" belong to you, and that the Trust is being granted a limited license to use such words in its Trust name or in any series name. In the event you cease to be the adviser to the Trust, the Trust's right to the use of the name "Lake Forest" shall automatically cease on the thirtieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon thirty (30) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Lake Forest" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use these names.

 8. AMENDMENT OF THIS AGREEMENT

  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

 9. LIMITATION OF LIABILITY TO TRUST PROPERTY
    -----------------------------------------

  The term "The Lake Forest Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

 10. SEVERABILITY
     ------------

  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

 11. QUESTIONS OF INTERPRETATION
     ---------------------------

  (a)  This Agreement shall be governed by the laws of the State of Ohio.

  (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

 12. NOTICES
     -------

  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and your address for this purpose shall be One Westminster Place, Lake Forest, Illinois 60045-1821.

 13. COUNTERPARTS
     ------------

  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 14. BINDING EFFECT
     --------------

  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

 15. CAPTIONS
     --------

  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                       Yours very truly,

                                       THE LAKE FOREST FUNDS


                                       By: /s/Irving V. Boberski
                                           --------------------------------
                                              Irving V. Boberski, President

                                  ACCEPTANCE

 The foregoing Agreement is hereby accepted.

                                       BOBERSKI & COMPANY

                                       By: /s/Irving V. Boberski
                                           --------------------------------
                                              Irving V. Boberski, President

                         LAKE FOREST CORE EQUITY FUND

               Proxy Solicited on Behalf of the Board of Trustees

 The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Irving V. Boberski and Jessica R. Droeger and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of the Lake Forest Funds to be held at One Westminster Place, Lake Forest, Illinois on June 9, 1997 at 10:00 A.M. Central Standard time, and at any adjournments thereof, all of said Trust's shares the undersigned is entitled to vote as follows:

 This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.     PROPOSED AMENDED MANAGEMENT AGREEMENT

    FOR               AGAINST           ABSTAIN

2.     ELECTION OF GARY M. PATYK AS TRUSTEE

    FOR               AGAINST           ABSTAIN

TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.


                    Date:_____________________________, 1997



                    ________________________________________
                                   Signature


                    ________________________________________
                                   Signature

NOTE: Signature(s) should match name(s) as printed on this proxy. If shares are held in name of custodian for a minor or as trustee, executor, or administrator, this proxy must be signed by such custodian, trustee, executor or administrator, as the case may be. Please indicate such fiduciary title.